UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

ASP Isotopes Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41555	87-2618235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Pennsylvania Avenue NW, South Building, Suite 900 Washington, DC	20004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 756-2245

 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

Amendment to Quantum Leap Energy LLC 2024 Equity Incentive Plan

On September 23, 2024, the board of managers of Quantum Leap Energy LLC (“QLE”), a wholly owned subsidiary of ASP Isotopes Inc. (the “Company”), adopted an amendment to the Quantum Leap Energy LLC 2024 Equity Incentive Plan (the “QLE 2024 EIP”), which provides for the issuance of awards of QLE common equity to employees, officers, directors/managers and consultants of QLE (who may also be employees, officers, directors and consultants of the Company or a subsidiary of QLE).  The amendment to the QLE 2024 EIP reduced the maximum aggregate number of shares or units of QLE’s common equity that may be issued under the QLE Plan from thirty percent (30%), to fifteen percent (15%), of the common equity deemed outstanding as of the effective date of the amendment to the QLE Plan (treating as outstanding the Company’s membership interest and the shares or units of common equity issuable upon conversion of the series of convertible notes issued as of such effective date).

The foregoing description of the amendment to the QLE 2024 EIP does not purport to be complete and is qualified in its entirety by reference to the copy of the First Amendment to the Quantum Leap Energy LLC 2024 Equity Incentive Plan, which is incorporated herein by reference and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On September 26, 2024, the Company released its current investor presentation, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  All of the information in the attached presentation is presented as of September 2024, and the Company does not assume any obligation to update such information in the future.

The information in this Item 7.01 and in the Company presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The Company’s Company presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	First Amendment to Quantum Leap Energy LLC 2024 Equity Incentive Plan.
99.1	ASP Isotopes Inc. Corporate Overview dated as of September 2024.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: September 26, 2024	By:	/s/ Paul Mann
	Name:	Paul Mann
	Title:	Chief Executive Officer

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